UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
March 31, 2014
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-54674	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
     Steadfast Income REIT, Inc. (the “Company”), through its consolidated subsidiary, acquired a fee simple interest in Mapleshade Park (the “Mapleshade Property”) on March 31, 2014. The Company is filing this Current Report on Form 8-K/A to amend the Current Report on Form 8-K filed with the SEC on April 4, 2014, to provide the required financial information related to the acquisition of the Mapleshade Property.
(a) Financial Statement of Businesses Acquired.

I.	The Mapleshade Property

	Report of Independent Auditors	F-1
	Statements of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2014 (unaudited) and the Year Ended December 31, 2013	F-2
	Notes to Statements of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2014 (unaudited) and the Year Ended December 31, 2013	F-3

(b) Pro Forma Financial Information.

Steadfast Income REIT, Inc.

Summary of Unaudited Pro Forma Financial Statements	F-5
Unaudited Pro Forma Statement of Operations for the Three Months Ended March 31, 2014	F-6
Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2013	F-8

(d) Exhibits.

Exhibit	Description
23.1	Consent of Independent Registered Public Accounting Firm

Report of Independent Auditors
To the Board of Directors and Stockholders of
Steadfast Income REIT, Inc.
We have audited the accompanying statement of revenues over certain operating expenses of the Mapleshade Property for the year ended December 31, 2013, and the related notes to the financial statement.
Management's Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that are free of material misstatement, whether due to fraud or error.
Auditor's Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses as described in Note 2 for the year ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.
Basis of Accounting
As described in Note 2 to the financial statement, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Mapleshade Property’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ Ernst & Young LLP
Irvine, California
June 13, 2014

MAPLESHADE PROPERTY
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	For the Three Months Ended March 31, 2014	For the Year Ended December 31, 2013
	(unaudited)
Revenues:
Rental income	$589,503	$2,225,868
Tenant reimbursements and other	40,072	138,042
Total revenues	629,575	2,363,910

Expenses:
Operating, maintenance, and management	174,349	703,479
Real estate taxes and insurance	99,112	324,531
General and administrative expenses	3,190	13,076
Total expenses	276,651	1,041,086
Revenues over certain operating expenses	$352,924	$1,322,824
See accompanying notes to statements of revenues over certain operating expenses.

MAPLESHADE PROPERTY
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Three Months Ended March 31, 2014 (unaudited)
and the Year Ended December 31, 2013
1. DESCRIPTION OF REAL ESTATE PROPERTY
On March 31, 2014, Steadfast Income REIT, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Dallas, Texas, commonly known as Mapleshade Park (the “Mapleshade Property”) for an aggregate purchase price of $23,325,000, exclusive of closing costs. The Company financed the payment of the purchase price for the Mapleshade Property with a combination of (1) the remaining proceeds from the Company's public offering and (2) a loan in the aggregate principal amount of $15,161,000.
The Mapleshade Property was constructed in 1995 and is composed of 25 two-story buildings and contains 148 two-bedroom apartments. The apartments range in size from 1,101 to 1,305 square feet and average 1,236 square feet.
The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily sector, located throughout the United States.
2. BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
The Mapleshade Property is not a legal entity and the accompanying statements of revenues over certain expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of the Mapleshade Property. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Mapleshade Property.
The accompanying unaudited statement of revenues over certain operating expenses for the three months ended March 31, 2014 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the three months ended March 31, 2014 are not necessarily indicative of the results that may be expected for the year ending December 31, 2014.
An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Mapleshade Property was acquired from an unaffiliated party; and (2) based on due diligence of the Mapleshade Property conducted by the Company, management is not aware of any material factors relating to the Mapleshade Property that would cause this financial information not to be indicative of future operating results.
Square footage, occupancy and other measures used to describe real estate included in the notes to statements of revenues over certain operating expenses are presented on an unaudited basis.

MAPLESHADE PROPERTY
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Three Months Ended March 31, 2014 (unaudited)
and the Year Ended December 31, 2013

3. SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
The Mapleshade Property leases residential apartment units under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases, is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other consists of charges billed to tenants for utilities, parking, application and other fees. Tenant reimbursements and other income are recognized when earned.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4. COMMITMENTS AND CONTINGENCIES
Litigation
The Mapleshade Property may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its results of operations or financial condition.
Other Matters
The Company is not aware of any material environmental liabilities relating to the Mapleshade Property that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to the Mapleshade Property could result in future environmental liabilities.
5. SUBSEQUENT EVENTS
The Company evaluates subsequent events through the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on June 13, 2014.

STEADFAST INCOME REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the Company’s historical consolidated financial statements and the notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on March 27, 2014, and the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2014, which was filed with the SEC on May 15, 2014. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of the Villas at Huffmeister (the “Huffmeister Property”), the Villas at Kingwood (the “Kingwood Property”), Waterford Place at Riata Ranch (the “Waterford Place Property”), Carrington Place (the “Carrington Place Property”), Carrington at Champion Forest (the “Champion Forest Property”) and Carrington Park at Huffmeister (the “Carrington Park Property”) (collectively referred to as the “Houston Portfolio”), which have been included in the Company’s prior filings with the SEC set forth below, and the statements of revenues over certain operating expenses and the notes thereto of the Mapleshade Property, which are included herein.
The Huffmeister Property, the Kingwood Property and the Waterford Place Property were acquired on October 10, 2013, the Carrington Place Property, the Champion Forest Property and the Carrington Park Property were acquired on November 7, 2013 and the Mapleshade Property was acquired on March 31, 2014, all of which are recorded in the Company’s historical balance sheet as of March 31, 2014.
The following unaudited pro forma statements of operations for the three months ended March 31, 2014 and for the year ended December 31, 2013 have been prepared to give effect to the acquisition of the Houston Portfolio and the Mapleshade Property (collectively referred to as the “Portfolio Properties”) as if the acquisitions occurred on January 1, 2013.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the Portfolio Properties been consummated as of January 1, 2013. The statements of revenues over certain operating expenses of the Houston Portfolio have been previously filed on Form 8-K/A with the SEC on January 17, 2014.

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2014

		Pro Forma Adjustments
	Steadfast Income REIT, Inc. Historical (a)	Mapleshade Property (b)		Pro Forma Total
Revenues:
Rental income	$41,243,781	$589,503	(c)	$41,833,284
Tenant reimbursements and other	4,435,923	40,072	(d)	4,475,995
Total revenues	45,679,704	629,575		46,309,279
Expenses:
Operating, maintenance and management	12,853,281	155,686	(e)	13,008,967
Real estate taxes and insurance	8,325,350	119,116	(f)	8,444,466
Fees to affiliates	6,503,824	(407,573)	(g)	6,096,251
Depreciation and amortization	20,205,351	187,370	(h)	20,392,721
Interest expense	9,924,021	93,424	(i)	10,017,445
General and administrative expenses	1,333,874	3,190	(j)	1,337,064
Acquisition costs	616,914	(306,287)	(k)	310,627
	59,762,615	(155,074)		59,607,541
Net income (loss)	$(14,082,911)	$784,649		$(13,298,262)
Net loss per common share – basic and diluted	$(0.19)			$(0.18)
Weighted-average number of common shares outstanding, basic and diluted	74,463,344			74,745,296	(l)

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2014

(a)	Historical financial information for the three months ended March 31, 2014 derived from the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2014.

(b)	Represents adjustments to historical operations of the Company to give effect to the acquisition of the Mapleshade Property as if this asset had been acquired on January 1, 2013.

(c)
Represents the base rental income (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2014, based on the historical operations of the previous owner as if the Mapleshade Property had been acquired on January 1, 2013.

(d)
Represents operating cost reimbursements and other operating income from tenants (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2014, based on historical operations of the previous owner as if the Mapleshade Property had been acquired on January 1, 2013.

(e)
Represents operating, maintenance and management expenses (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2014, based on historical operations of the previous owner as if the Mapleshade Property had been acquired on January 1, 2013. Amounts exclude property management fees of $18,663 recorded in the historical statement of operations of the previous owner for the three months ended March 31, 2014.

(f)
Represents real estate taxes and insurance expense (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2014, based on management estimates as if the Mapleshade Property had been acquired on January 1, 2013.

(g)
Represents adjustments made to fees to affiliates for the three months ended March 31, 2014 to eliminate acquisition fees of $474,900 incurred by the Company that are included in the historical financial information for the three months ended March 31, 2014 and to include the fees to affiliates (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2014 that would be due to affiliates had the Mapleshade Property been acquired on January 1, 2013. The pro forma total fees to affiliates are as follows:

•
Investment Management Fees: Investment management fees are payable to the Company's external advisor, Steadfast Income Advisor, LLC (the “Advisor”) based on an annual fee, payable monthly, of 0.80% of the acquisition cost of the Mapleshade Property, including acquisition fees and acquisition expenses, as defined in the advisory agreement by and among the Company, its operating partnership and the Advisor (“Advisory Agreement”). The investment management fees that would have been payable to the Advisor for the three months ended March 31, 2014 were $48,440.

•
Property Management Fees: Property management fees are payable to the property manager based on 3.00% of the monthly gross revenues of the Mapleshade Property, as defined in the Property Management Agreement for the Mapleshade Property. The property management fees that would have been payable to the property manager for the three months ended March 31, 2014 were $18,887.

(h)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2014, as if the Mapleshade Property had been acquired on January 1, 2013. Depreciation expense on the purchase price of building and furniture & fixtures is recognized using the straight-line method over an estimated useful life of 27.5 years and 5 years, respectively. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(i)
Represents interest expense (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2014, as if the borrowings attributable to the Mapleshade Property of $15.2 million were borrowed on January 1, 2013.

(j)
Represents general and administrative expenses (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2014, based on historical operations of the previous owners, as if the Mapleshade Property had been acquired on January 1, 2013.

(k)
Represents adjustments made to acquisition costs for the three months ended March 31, 2014 to eliminate acquisition costs of $306,287 incurred by the Company that are included in the historical financial information for the three months ended March 31, 2014 to give effect to the acquisition of the Mapleshade Property as if this asset had been acquired on January 1, 2013.

(l)
Represents the actual number of shares of the Company’s common stock outstanding as of March 31, 2014 (the closing date of the Mapleshade Property). The calculation assumes that these shares were issued and the related proceeds were raised on January 1, 2013.

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

		Pro Forma Adjustments
	Steadfast Income REIT, Inc. Historical (a)	Huffmeister Property (b)		Kingwood Property (b)		Waterford Place Property (b)		Carrington Place Property (b)		Champion Forest Property (b)		Carrington Park Property (b)		Mapleshade Property (b)		Pro Forma Total
Revenues:
Rental income	$98,018,275	$2,875,335	(c)	$3,179,616	(c)	$2,020,068	(c)	$2,947,620	(c)	$2,716,939	(c)	$2,246,494	(c)	$2,225,868	(c)	$116,230,215
Tenant reimbursements and other	11,083,242	359,776	(d)	403,642	(d)	216,301	(d)	382,943	(d)	294,039	(d)	279,052	(d)	138,042	(d)	13,157,037
Total revenues	109,101,517	3,235,111		3,583,258		2,236,369		3,330,563		3,010,978		2,525,546		2,363,910		129,387,252
Expenses:
Operating, maintenance and management	28,957,567	817,668	(e)	950,508	(e)	648,346	(e)	1,060,877	(e)	698,878	(e)	719,082	(e)	632,602	(e)	34,485,528
Real estate taxes and insurance	17,499,798	727,040	(f)	824,811	(f)	486,105	(f)	705,709	(f)	676,332	(f)	535,938	(f)	476,463	(f)	21,932,196
Fees to affiliates	30,713,737	329,524	(g)	355,394	(g)	211,630	(g)	322,419	(g)	314,335	(g)	246,405	(g)	739,576	(g)	33,233,020
Depreciation and amortization	48,454,178	1,386,907	(h)	1,487,618	(h)	918,279	(h)	1,413,125	(h)	1,429,167	(h)	1,127,443	(h)	1,358,077	(h)	57,574,794
Interest expense	24,308,402	778,832	(i)	843,083	(i)	484,438	(i)	550,287	(i)	564,351	(i)	437,059	(i)	378,659	(i)	28,345,111
General and administrative expenses	6,857,240	28,352	(j)	28,468	(j)	24,046	(j)	27,383	(j)	27,789	(j)	26,302	(j)	13,076	(j)	7,032,656
Acquisition costs	8,169,451	—	(k)	—	(k)	—	(k)	—	(k)	—	(k)	—	(k)	306,287	(k)	8,475,738
Total expenses	164,960,373	4,068,323		4,489,882		2,772,844		4,079,800		3,710,852		3,092,229		3,904,740		191,079,043
Loss on sale of real estate	(21,001)	—		—		—		—		—		—		—		(21,001)
Net loss	$(55,879,857)	$(833,212)		$(906,624)		$(536,475)		$(749,237)		$(699,874)		$(566,683)		$(1,540,830)		$(61,712,792)
Net loss per common share – basic and diluted	$(1.39)															$(0.83)
Weighted-average number of common shares outstanding, basic and diluted	40,169,940															74,745,296	(l)

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

(a)	Historical financial information for the year ended December 31, 2013 derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

(b)	Represents adjustments to historical operations of the Company to give effect to the acquisition of the Portfolio Properties as if these assets had been acquired on January 1, 2013.

(c)
Represents the base rental income (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2013, based on the historical operations of the previous owners as if the Portfolio Properties had been acquired on January 1, 2013.

(d)
Represents operating cost reimbursements and other operating income from tenants (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2013, based on historical operations of the previous owners as if the Portfolio Properties had been acquired on January 1, 2013.

(e)
Represents operating, maintenance and management expenses (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2013, based on historical operations of the previous owners as if the Portfolio Properties had been acquired on January 1, 2013. Amounts exclude the following property management fees:

Portfolio Properties	Property Management Fees For the Year Ended December 31, 2013
Huffmeister Property	$81,112
Kingwood Property	91,435
Waterford Place Property	55,159
Carrington Place Property	82,513
Champion Forest Property	75,364
Carrington Park Property	63,436
Mapleshade Property	70,877

(f)
Represents real estate taxes and insurance expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2013, based on management estimates as if the Portfolio Properties had been acquired on January 1, 2013.

(g)
Represents fees to affiliates (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2013 that would be due to affiliates had the Portfolio Properties been acquired on January 1, 2013. The pro forma total fees to affiliates are as follows:

•
Acquisition Fees: Acquisition fees are payable based on 2% of the sum of the acquisition costs of the Portfolio Properties, including acquisition expenses (with the total acquisition fees and acquisition expenses payable to the Advisor being subject to a limitation of 6% of the contract purchase price), as defined in the Advisory Agreement.

•
Investment Management Fees: Investment management fees are payable to the Advisor based on an annual fee, payable monthly, of 0.80% of the acquisition cost of the Portfolio Properties, including acquisition fees and acquisition expenses, as defined in the Advisory Agreement.

•
Property Management Fees: Property management fees are payable to the property manager based on between 2.8% and 3.0% of the monthly gross revenues of the Portfolio Properties, as defined in the Property Management Agreement for each property.

The acquisition fees and investment management fees that would be due to the Advisor and the property management fees that would be due to the property managers had the Portfolio Properties been acquired on January 1, 2013 were:

	For the Year Ended December 31, 2013
Portfolio Properties	Acquisition Fees	Investment Management Fees	Property Management Fees	Total
Huffmeister Property	$—	$240,558	$88,966	$329,524
Kingwood Property	—	256,854	98,540	355,394
Waterford Place Property	—	150,130	61,500	211,630
Carrington Place Property	—	230,829	91,590	322,419
Champion Forest Property	—	231,533	82,802	314,335
Carrington Park Property	—	176,952	69,453	246,405
Mapleshade Property	474,900	193,759	70,917	739,576

(h)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2013, as if the Portfolio Properties had been acquired on January 1, 2013. Depreciation expense on the purchase price of building and furniture & fixtures is recognized using the straight-line method over an estimated useful life of 27.5 years and 5 years, respectively. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(i)
Represents interest expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2013, as if the borrowings attributable to the Portfolio Properties were borrowed on January 1, 2013.

Portfolio Properties	Initial Mortgage Debt (In Millions)
Huffmeister Property	$26.0
Kingwood Property	28.1
Waterford Place Property	16.3
Carrington Place Property	22.4
Champion Forest Property	23.0
Carrington Park Property	17.7
Mapleshade Property	15.2

(j)
Represents general and administrative expenses (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2013, based on historical operations of the previous owners, as if the Portfolio Properties had been acquired as of January 1, 2013. Amounts exclude the following asset management fees:

Portfolio Properties	Asset Management Fees For the Year Ended December 31, 2013
Huffmeister Property	$32,248
Kingwood Property	34,312
Waterford Place Property	27,057
Carrington Place Property	34,073
Champion Forest Property	32,643
Carrington Park Property	30,258
Mapleshade Property	—

(k)
Represents adjustments made to acquisition costs (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2013, to include those amounts incurred by the Company that were attributable to the Mapleshade Property, as if the asset had been acquired as of January 1, 2013.

(l)
Represents the actual number of shares of the Company’s common stock outstanding as of March 31, 2014 (the closing date of the Mapleshade Property). The calculation assumes that these shares were issued and the related proceeds were raised on January 1, 2013.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.
Date:	June 13, 2014	By:	/s/ Kevin J. Keating
Kevin J. Keating
Principal Financial and Accounting Officer

EXHIBIT INDEX

Exhibit	Description
23.1	Consent of Independent Registered Public Accounting Firm